UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2023, U.S. Energy Corp. (“we”, “us” or the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). The following three proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1

Each of the three (3) Class One director nominees listed below were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of three years and until their respective successors have been elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
John A. Weinzierl	14,348,649	193,136	4,791,815
Randall D. Keys	13,893,173	648,612	4,791,815
D. Stephen Slack	13,752,062	789,723	4,791,815

Proposal 2

A management proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent auditor for the fiscal year ended December 31, 2023 was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,613,511	675,667	44,422	—

Notwithstanding the approval of Proposal 2 as discussed above, as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2023, on June 15, 2023, the Audit Committee of the Board of Directors of the Company approved the dismissal of Plante & Moran, PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm, effective immediately and approved the appointment of Weaver and Tidwell, L.L.P. (“Weaver and Tidwell”) as the Company’s new independent registered public accounting firm for the year ended December 31, 2023, effective on the same date. The approval of Proposal 2 at the Meeting has no effect on the appointment of Weaver and Tidwell, or the prior dismissal of Plante & Moran, and the Audit Committee has determined that Weaver and Tidwell will serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

Proposal 3

A management proposal relating to an advisory vote to approve named executive officer compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,717,303	670,546	153,936	4,791,815

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	June 23, 2023